Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2017
Supplemental Cash Flow Information
3.	Supplemental Cash Flow Information

Non-cash investing activities include $1.5 million, $5.4 million and $1.6 million related to mergers and exchanges completed with equity securities and modifications of certain mortgage loans and fixed income securities in 2017, 2016 and 2015, respectively, and a $4.7 million obligation to fund a limited partnership investment in 2015.

Liabilities for collateral received in conjunction with the Company’s securities lending program were $59.1 million, $61.0 million and $99.7 million as of December 31, 2017, 2016 and 2015, respectively, and are reported in other liabilities and accrued expenses. The accompanying cash flows are included in cash flows from operating activities in the Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:

($ in thousands)	2017	2016	2015
Net change in proceeds managed
Net change in short-term investments	$1,864	$38,737	$1,427

Operating cash flow provided	$1,864	$38,737	$1,427

Net change in liabilities
Liabilities for collateral, beginning of year	$(60,931)	$(99,668)	$(101,095)
Liabilities for collateral, end of year	(59,067)	(60,931)	(99,668)

Operating cash flow used	$(1,864)	$(38,737)	$(1,427)